                                                                                                EXHIBIT 10.5
CONFIDENTIAL TREATMENT
REQUEST PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

SLOT OPTION AGREEMENT

This SLOT OPTION AGREEMENT (this “Agreement”) is entered into as of the 22nd day of September, 2005, by and between Republic Airways Holdings Inc., a Delaware corporation (“Republic”) and US Airways, Inc., a Delaware corporation (including, as the context may require, on or after the Effective Date, as reorganized pursuant to the Bankruptcy Code) (“Airways”).

WHEREAS, pursuant to that certain Investment Agreement, dated as of March 15, 2005, among Wexford Capital LLC (“Wexford”), Republic, Airways and US Airways Group, Inc., (the “Investment Agreement”), Airways was granted an option to sell the Commuter Slots to Republic (the “Slots Option”), all as set forth on Exhibit A-1 to the Investment Agreement; and

WHEREAS, Republic and Airways desire to enter into this Agreement, as contemplated by Exhibit A-1 to the Investment Agreement, in order to reflect the rights and obligations of the parties with respect to the Slots Option.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and for other good and valuable consideration, it is understood and agreed as follows:

1. Definitions. Unless the context otherwise requires, (i) all definitions of documents shall refer to such documents as they may now or later be amended or supplemented, and (ii) all definitions of parties shall be deemed to include the successors and permitted assigns of such parties. For purposes of this Agreement, the following terms shall have the following meanings:

“Acquired Slot Trust Agreement” means that certain trust agreement to which Republic transferred the Commuter Slots concurrent with the exercise of the Repurchase Option.

“Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, where “control” (including the terms “controlling,”“controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to Airways, “Affiliate” shall not include Retirement Systems of Alabama Holdings LLC or any entity that would be deemed an Affiliate of Airways solely by virtue of Retirement Systems of Alabama Holdings LLC being a stockholder in Airways.

“Aircraft” means the “Aircraft” as defined in the Global Aircraft Transaction Agreement.

“Aircraft Transaction Agreements” means the “Aircraft Transaction Agreements” as defined in the Global Aircraft Transaction Agreement.

“Bankruptcy Code” means Chapter 11 of the United States Bankruptcy Code.

“Bankruptcy Court” means the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions of the State of New York are authorized by law or executive order to close.

“Cases” means the voluntary petitions filed by Airways under the Bankruptcy Code in Bankruptcy Court on September 12, 2004.

“Certificated Air Carrier” means a Citizen of the United States holding an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

“Chautauqua” means Chautauqua Airlines, Inc.

“Citizen of the United States” has the meaning given to such term in Section 40102(a)(15) of the Transportation Code, or any subsequent legislation that amends, supplements or supersedes such provisions.

“Closing” shall have the meaning set forth in Section 3 hereof.

“Closing Date” means the date the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended and any successor thereto.

“Collateral Agent” means Republic, in its capacity as collateral agent for the Secured Parties under the Security Agreement and Trust Security Agreement.

“Commuter Slots” means collectively, all the DCA Slots and the LGA Slots.

“Confirmation Order” means a Final Order of the Bankruptcy Court approving the Plan.

“Consent and Subordination” means the Consent and Subordination with respect to any interest in the Licensed Slots, which Consent and Subordination shall be substantially in the form set forth as Exhibit C hereto.

“Currently Owned Aircraft” means the ten (10) EMB-170 aircraft currently owned by Airways to be purchased concurrently with the consummation of this Agreement by Republic or its designee in accordance with the Global Aircraft Transaction Agreement.

“DCA” means Ronald Reagan Washington National Airport.

“DCA Slots” means those certain Unrestricted Commuter Slots at DCA described in Schedule 1 attached hereto or such lesser number of Slots and any replacement therefore as provided in Section 8 hereof or Section 10.3 of the Slot License Agreement.

“Deed of Conveyance” means the deeds of conveyance transferring and conveying to Republic the Commuter Slots, which deeds of conveyance shall be substantially in the form set forth as Exhibit A hereto.

“Effective Date” means the effective date of the Plan.

“EMB Committed Aircraft” means the three (3) newly-manufactured Embraer ERJ 170-100 aircraft listed on Schedule 10 to the Global Aircraft Transaction Agreement.

“Existing Jet Service Agreement” means the Amended and Restated Chautauqua Jet Service Agreement, dated April 20, 2005, between Chautauqua and Airways.

“Expenses” means the reasonable legal fees and expenses incurred by Republic in connection with the negotiation, execution and delivery of this Agreement, the Slot License Agreement and the other Slot/Gate Transaction Agreements.

“FAA” means the Federal Aviation Administration.

“Final Order” means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Cases or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari or move for a new trial, reargument or rehearing has expired, and no appeal or petition for certiorari or other proceedings for a new trial, reargument or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument or rehearing shall have been denied or resulted in no modification of such order.

“Gates” means the gates as described in the Gates Option Agreement.

“Gates Option Agreement” means the Gates Option Agreement dated as of the Closing Date between Republic and Airways.

“Global Aircraft Transaction Agreement” means that certain agreement between Republic and Airways dated as of September 21, 2005.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Holder Affiliate” means an Affiliate of Airways that is a record holder of Commuter Slots, as set forth on Schedule 1.

“Jet Service Agreements” means the Existing Jet Service Agreement and New Jet Service Agreement. For avoidance of doubt, this Agreement shall be deemed a Slot Option Agreement under the Jet Service Agreement.

“Law” means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of an arbitrator or court or other Governmental Authority.

“LGA” means New York-LaGuardia Airport, located in New York, New York.

“LGA Slots” means those certain Unrestricted Commuter Slots at LGA described in Schedule 1 attached hereto or such lesser number of Slots and any replacement therefore as provided in Section 8 hereof or Section 10.3 of the Slot License Agreement.

“License Fees” means the license fees as described in Section 5 of the Slot License Agreement.

“Licensed Slots” has the meaning set forth in the Slot License Agreement.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever intended for security (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means any condition, circumstance or event or series of conditions, circumstances or events that, individually or in the aggregate, has had or could reasonably be expected to have (a) a material adverse effect on the condition (financial or otherwise), properties, assets, business, results of operations or prospects of Airways, (b) could reasonably be expected to prevent or limit or restrict in any material respect Airways or Republic from performing their respective obligations hereunder or under any of the Slot/Gate Transaction Agreements to which any of them are a party or consummating any of the transactions hereunder or thereunder, or (c) with respect to the Commuter Slots, could reasonably be expected to result in any Regulatory Impairment.

“Material Breach” means (i) with respect to Airways, a “License Default” as defined in the Slot License Agreement, an Event of Default as defined in the Security Agreement, the occurrence of an event allowing Republic to terminate under either of the Jet Service Agreements or a breach of any material representation, warranty, covenant or agreement in this Agreement, any other Slot/Gate Transaction Agreement, the Aircraft Transaction Agreements, or the Investment Agreement that has not been cured within the applicable cure period or if there is no applicable cure period within ten (10) Business Days following receipt by Airways of written notice from Republic of such breach and (ii) with respect to Republic, the occurrence of a Termination Event under either of the Jet Service Agreements or a breach of any material representation, warranty, covenant or agreement in this Agreement, any other Slot/Gate Transaction Agreement, the Aircraft Transaction Agreements, or the Investment Agreement that has not been cured within the applicable cure period or if there is no applicable cure period within ten (10) Business Days following receipt by Republic of written notice from Airways of such breach.

“Material Default” means, with respect to any agreement or document, a “Material Breach” on the part of Airways as defined in such agreement or document, or if such term is not defined therein, then a breach by Airways or any of its Affiliates of any representation, warranty, covenant or agreement made pursuant to such agreement or document, which breach is materially adverse to the interests, obligations, rights or benefits of Republic or any of its Affiliates under such agreement or document.

“New Jet Service Agreement” means the Republic Jet Service Agreement, dated as of September 2, 2005, between Airways and Republic Airline Inc.

“Omnibus Order” means the Final Order of the Bankruptcy Court, dated March 31, 2005, authorizing Airways and its Subsidiaries to enter into and execute definitive documents to implement the terms of the Investment Agreement under Sections 105, 363, 364 and 365 of the Bankruptcy Code and applicable Bankruptcy Rules.

“Person” means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust, unincorporated organization, or Governmental Authority.

“Plan” means the one or more plans of reorganization that restructure Airways.

“Postpetition”, when used with respect to any agreement, instrument or any obligation arising thereunder, any claim or proceeding or any other matter, means an agreement or instrument that was first entered into or first became effective, an obligation, claim or proceeding that first arose or was first instituted, or another matter that first occurred, after the commencement of the Cases.

“Purchase Price” has the meaning set forth in Section 4.1 hereof.

“Regulatory Impairment” means, with respect to a Commuter Slot, any action by the United States Government or an instrumentality thereof, including by statute, regulation or otherwise (including, without limitation, as a result of violation of the Use Provisions or the termination or substantial modification of the Slot Regulations), not at the direct or indirect request or petition of Republic, which results or will result in the impairment, restriction or Withdrawal of such Commuter Slot; provided, however, that (i) any such action that impairs or restricts, but is not a Withdrawal of, a Commuter Slot shall not be Regulatory Impairment unless it materially adversely affects the value of the Commuter Slot to Republic or Republic’s ability to own, hold, use or transfer the Commuter Slot; (ii) with respect to a violation of the Use Provisions, no Regulatory Impairment shall exist with respect to the affected Commuter Slot while Airways is contesting such violation in good faith unless and until the Withdrawal of such Commuter Slot; (iii) no Regulatory Impairment shall exist with respect to a Withdrawal of a Commuter Slot resulting from a violation of the Use Provisions that results solely from the failure of Republic (or an Affiliate of Republic) to use such Commuter Slot at least eighty percent (80%) of the time for which such Commuter Slot has been allocated to Republic (or an Affiliate of Republic) for operations on behalf of Airways under the Jet Service Agreements; (iv) with respect to the termination or substantial modification of the Slot Regulations, the Regulatory Impairment shall exist at such time that the statute or regulation affecting such termination or modification is, in the case of a statute, signed into law or, in the case of regulation, when the regulation is issued, even if the effective date of the termination or modification is later; and (v) the termination of the Slot Regulations effective January 1, 2007 or any date thereafter, with respect to the LGA Slots, pursuant to 49 U.S.C. Section 41715, is not a Regulatory Impairment.

“Republic Aircraft Transaction” means the aircraft purchase and lease transactions described more specifically in the Global Aircraft Transaction Agreement.

“Republic Lien” means, with respect to Republic or the Commuter Slots, any Lien on such property which (a) arises from claims against or affecting Republic not related to any of the transactions contemplated by the Slot/Gate Transaction Agreements, (b) results from acts or omissions of Republic in violation of Republic’s obligations under any of the terms of the Slot/Gate Transaction Agreements, or not related to the transactions contemplated by the Slot/Gate Transaction Agreements, (c) is imposed as a result of Taxes against or affecting Republic or any of its Affiliates not required to be indemnified by Airways under any of the Slot/Gate Transaction Agreements or (d) claims against such person arising out of any transfer by Republic of its interest in the Commuter Slots or the Slot/Gate Transaction Agreements, other than a transfer permitted by the terms of the Slot/Gate Transaction Agreements or pursuant to the exercise of remedies set forth in Section 12.2 of the Slot License Agreement.

“Repurchase Option” means the option of Airways to purchase the Beneficial Interest as provided in Section 9 of the Slot License Agreement.

“Restated Acquired Slot Trust Agreement” means the amendment and restatement of the Acquired Slot Trust Agreement.

“Secured Parties” means Republic, Republic Airline, Chautauqua, Shuttle America Corporation and each Republic Designee (as defined in the Global Aircraft Transaction Agreement) that is or becomes a party to any of the Jet Service Agreements.

“Security Agreement” means that certain Pledge and Security Agreement among Airways and Collateral Agent dated as of the Closing Date.

“Slot” means all of the rights and operating authority granted by the FAA pursuant to Title 14 of the United States Code of Federal Regulations, Part 93, Subparts K and S (as amended from time to time by regulation, order or statute, or any successor or recodified regulation, order or statute) to conduct one Instrument Flight Rules (as defined under the federal aviation regulations) landing or takeoff operation in a specified time period at LGA or DCA.

“Slot/Gate Transaction Agreements” means this Agreement together with the Gates Option Agreement, the Slot License Agreement, the Acquired Slot Trust Agreement, the Restated Acquired Slot Trust Agreement, the Slot Trust License Agreement, the Security Agreement and the Trust Security Agreement.

“Slot License Agreement” means the Slot License Agreement dated as of the Closing Date between Airways and Republic.

“Slot Regulations” means Title 14 of the United States Code of Federal Regulations, Part 93, Subpart K and S (as amended from time to time by regulation, order or statute, or any successor or recodified regulation, order or statute).

“Slot Transaction Agreements” means each of the Slot/Gate Transaction Agreements other than the Gates Option Agreement.

“Slot Trust” means the trust created by the Acquired Slot Trust Agreement and continued under the Restated Acquired Slot Trust Agreement.

“Slot Trust License Agreement” means that certain Slot Trust License Agreement between Airways and the Slot Trustee to be entered into upon exercise of the Repurchase Option.

“Specified Slot/Gates Transaction Agreements” means this Agreement, the Investment Agreement, the Gates Option Agreement, the Slot License Agreement, the Security Agreement, the Slot Trust License Agreement, and the Restated Acquired Slot Trust Agreement and the Trust Security Agreement.

“Subsidiary” means as to any Person, any other Person of which more than fifty percent (50%) of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than fifty percent (50%) of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

“Taxes” means any and all present or future taxes, levies, imposts, duties, fees, deductions, charges or withholdings imposed by any Governmental Authority.

“Trust Security Agreement” means that certain Trust Security Agreement dated as of the date of the exercise of the Repurchase Option between the Slot Trust and Collateral Agent in the form attached as Exhibit B hereto.

“Unrestricted Commuter Slots” means the Slots allocated by FAA as commuter slots under Title 14 of the United States Code of Federal Regulations, Part 93, Subparts K and S (as amended from time to time by regulation, order or statute, or any successor or recodified regulation, order or statute imposing any operating limitations at the applicable airport), to which no restrictions or limitations apply (other than those expressly set forth in such regulation, order or statute).

“Use Provisions” means Section 93.227 of the Slot Regulations (as amended from time to time by regulation, order or statute, or any successor or recodified regulation, order or statute).

“Withdrawal” means, with respect to a Commuter Slot, the withdrawal, recall, taking control of, prevention or loss of use of, or the elimination or termination of, such Commuter Slot or the non-application, elimination or termination of the Slot Regulations with respect to DCA Slots or the non-application, elimination or termination of the Slot Regulations with respect to the LGA Slots on a date prior to January 1, 2007.

2. Exercise of Slots Option. Airways has exercised the Slots Option pursuant to a notice dated June 23, 2005, given pursuant to the Investment Agreement.

3. Closing.

3.1. Closing. The closing on the Slots Option (the “Closing”) shall be in accordance with the terms and conditions of this Agreement. The Closing shall be on September 22, 2005. Subject to the satisfaction or waiver of the conditions set forth in Sections 5 and 6 hereof, at the Closing, Airways or its Affiliates shall sell and/or shall cause to be sold to Republic and Republic shall purchase, the Commuter Slots by transferring the amount of the Purchase Price to Airways’ account by wire transfer of immediately available funds, (ii) Republic shall license the Commuter Slots to Airways pursuant to the Slot License Agreement, (iii) Airways shall enter into the Security Agreement and (iv) Airways and Republic shall enter into the Gates Option Agreement.

3.2. Place and Time of Closing Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 5 and 6 hereof, the Closing shall occur at the New York offices of Vedder, Price, Kaufman & Kammholz, P.C. at 10:00 a.m. E.T. on the date specified in Section 3.1 or at such other time, date and place as the parties may agree.

3.3. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE DEED OF CONVEYANCE TO THE CONTRARY, INCLUDING BUT NOT LIMITED TO SECTION 7.1, AS BETWEEN AIRWAYS AND REPUBLIC, UPON CLOSING REPUBLIC SHALL UNCONDITIONALLY ACCEPT THE COMMUTER SLOTS “AS-IS, WHERE-IS” UPON CLOSING. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT OR THE DEED OF CONVEYANCE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES OF AIRWAYS OF ANY KIND WHATSOEVER, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AND AIRWAYS HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE, AND REPUBLIC HEREBY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTY (EXCEPT THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT OR THE DEED OF CONVEYANCE) AS TO THE TITLE, EXISTENCE, RIGHTS, VALUE, OPERATION, MARKETABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY COMMUTER SLOT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, WITH RESPECT TO THE COMMUTER SLOTS, IT BEING UNDERSTOOD THAT ALL SUCH DISCLAIMED RISKS, AS BETWEEN AIRWAYS AND REPUBLIC, ARE TO BORNE BY REPUBLIC.

4. Purchase Price.

4.1. Amount. The purchase price (the “Purchase Price”) for the Commuter Slots is Fifty-One Million Six Hundred Forty Thousand United States Dollars (US$51,640,000), subject to adjustment as provided in Section 8.

- -

4.2. Purchase Price Adjustment. The Purchase Price shall be reduced in accordance with Section 8 hereof for any Commuter Slot subject to Regulatory Impairment prior to the Closing and not replaced by Airways in accordance with Section 8. There shall be a [*]

4.3. Payment. Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Section 5, on the Closing Date, Republic shall pay the Purchase Price, less the amount of the credit for the estimate of Expenses as set forth in Section 4.2, by wire transfer of immediately available funds to the account designated by Airways.

5. Conditions Precedent to Republic’s Obligations to Close and to Make Payment of the Purchase Price. Republic’s obligation to purchase the Commuter Slots and to pay the Purchase Price shall be subject to the fulfillment (or waiver in whole or in part by Republic in its sole discretion) of each of the following conditions precedent:

5.1. The representations and warranties of Airways contained in this Agreement, and in the certificates and documents delivered to Republic on or prior to the Closing Date by Airways, shall be true on the date hereof and on the date of the Closing as though such representations and warranties were made on and as of such date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date).

5.2. Airways shall have performed and complied in all material respects with all of its obligations under this Agreement, the Aircraft Transaction Agreements, the Slot/Gate Transaction Agreements and the Jet Service Agreements to which it is a party.

5.3. Airways and each Holder Affiliate shall have executed and delivered a Deed of Conveyance.

5.4. Airways and each Holder Affiliate shall have made all filings with and provide all notices to the FAA required to effect transfer of the Commuter Slots to Republic, and Republic shall have received written confirmation from the FAA of such transfer.

5.5. Airways shall have executed and delivered the Security Agreement, Slot License Agreement and the Gates Option Agreement.

_____
* Confidential

5.6. The Currently Owned Aircraft shall concurrently herewith have been purchased in accordance with the Republic Aircraft Transaction, except as otherwise agreed upon by the parties.

5.7. Republic shall have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to Republic and (c) shall be in full force and effect:

(i)  this Agreement;

(ii)  the Slot License Agreement, the Gates Option Agreement and the Security Agreement;

(iii)  the Global Aircraft Transaction Agreement;

(iv)  the New Jet Service Agreement;

(v)  (A) a copy of the Certificate of Incorporation and Bylaws of Airways and resolutions of the board of directors of Airways, in each case certified as of the Closing Date, by the Secretary or an Assistant Secretary of Airways, duly authorizing the sale of the Commuter Slots and the license of the Commuter Slots from Republic under the Slot License Agreement and the execution, delivery and performance by Airways of the Aircraft Transaction Agreements, the Slot/Gate Transaction Agreements and the New Jet Service Agreements required to be executed and delivered by Airways on or prior to the Closing Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Airways as to the person or persons authorized to execute and deliver the relevant documents on behalf of Airways;

(vi)  an Officer’s Certificate of Airways, dated as of the Closing Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

(vii)  the following opinions of counsel, in each case dated the Closing Date:

(A)  (i) an opinion of Vedder, Price, Kaufman and Kammholz, P.C., special New York counsel to Airways; and

(B)  an opinion of Airways’ Associate General Counsel.

5.8. No Regulatory Impairment shall have occurred for which an adjustment has not been made and no event or circumstances shall exist that would be likely to result in any Regulatory Impairment with respect to any of the Commuter Slots.

5.9. No change shall have occurred after the date of this Agreement in any applicable Law and no judgment, decree, order, writ, award or determination by any Governmental Authority shall have been issued that makes it a violation of Law for Airways or Republic to execute, deliver and perform the Slot/Gate Transaction Agreements to which either of them is a party.

5.10. On the Closing Date, no event shall have occurred and be continuing, or would result from the sale of the Commuter Slots or the other transactions contemplated by Section 3.1, which constitutes a Material Default under any Slot/Gate Transaction Agreement, the Jet Service Agreements, the Investment Agreement or any Aircraft Transaction Agreement.

5.11. All appropriate action required to have been taken prior to the Closing Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, written transfer confirmations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued and all such other orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Closing Date.

5.12. Republic shall have received the written consent of the Air Transportation Stabilization Board (the “ATSB”) to the transactions contemplated by the Slot/Gate Transaction Agreements.

5.13. Republic shall have received a release of the Lien on the Slots granted under that certain $1,000,000,000 Loan Agreement dated March 31, 2003, with, inter alia, the several lenders from time to time parties thereto, the agent and collateral agent identified therein and the ATSB (the “ATSB Lien Release”).

5.14. Republic shall have received a Consent and Subordination, duly executed by Airways and each Affiliate of Airways that is an air carrier.

6. Conditions Precedent to Airways’ Obligations to Sell and Convey the Commuter Slots. Airways’ obligation to sell and convey the Commuter Slots to Republic shall be subject to the fulfillment (or waiver in whole or in part by Airways in its sole discretion) of each of the following conditions precedent:

6.1. The representations and warranties of Republic contained in this Agreement, and in the certificates and documents delivered to Airways on or prior to the Closing Date by Republic, shall be true on the date hereof and on the date of the Closing as though such representations and warranties were made on and as of such date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date).

6.2. Republic shall have performed and complied with all of its obligations under this Agreement, the Investment Agreement, the Transaction Documents, the Aircraft Transaction Agreements, the Slot/Gate Transaction Agreements and the Jet Service Agreements to which it is a party.

6.3. Airways shall have received the Purchase Price in accordance with Section 4.

6.4. Republic shall have executed and delivered the Slot License Agreement.

6.5. The Currently Owned Aircraft shall concurrently herewith have been purchased in accordance with the Republic Aircraft Transaction, except as otherwise agreed upon by the parties.

6.6. The EMB Committed Aircraft shall have concurrently herewith been purchased and leased in accordance with the Aircraft Transaction Agreements.

6.7. Airways shall have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to Airways and (c) shall be in full force and effect:

(i) this Agreement;

(ii) the Slot License Agreement, the Gates Option Agreement and the Security Agreement;

(iii) the Global Aircraft Transaction Agreement;

(iv) the New Jet Service Agreement;

(v) (A) a copy of the Certificate of Incorporation and Bylaws of Republic and resolutions of the board of directors of Republic, in each case certified as of the Closing Date, by the Secretary or an Assistant Secretary of Republic, duly authorizing the purchase of the Commuter Slots and the licensing of the Commuter Slots to Airways under the Slot License Agreement and the execution, delivery and performance by Republic of the Aircraft Transaction Agreements, the Slot/Gate Transaction Agreements and the Jet Service Agreements required to be executed and delivered by Republic on or prior to the Closing Date in accordance with the provisions hereof and thereof;

(B) an incumbency certificate of Republic as to the person or persons authorized to execute and deliver the relevant documents on behalf of Republic;

(vi) an Officer’s Certificate of Republic, dated as of the Closing Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

(vii) the following opinions of counsel, in each case dated the Delivery Date:

(A) (i) an opinion of Hogan and Hartson LLP, special New York counsel to Republic; and

(B) an opinion of Republic’s General Counsel.

6.8. Airways shall be satisfied that no sales, use, value added, goods and services or like tax, and no stamp tax duty, is payable with respect to the sale of the Commuter Slots on the Closing Date to the extent that Airways has liability therefore under Section 9.

6.9. No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for Airways or Republic to execute, deliver and perform the Slot/Gate Transaction Agreements to which either of them is a party.

6.10. All appropriate action required to have been taken prior to the Closing Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, written transfer confirmations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued and all such other orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Closing Date.

6.11. Airways shall have received the written consent of the Air Transportation Stabilization Board (the “ATSB”) to the transactions contemplated by the Slot/Gate Transaction Agreements.

6.12. Airways shall have received a release of the Lien on the Slots granted under that certain $1,000,000,000 Loan Agreement dated March 31, 2003, with, inter alia, the several lenders from time to time parties thereto, the agent and collateral agent identified therein and the ATSB (the “ATSB Lien Release”).

7. Representations and Warranties.

7.1. Airways represents and warrants to Republic:

7.1.1. Airways is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, pursuant to Sections 1107 and 1108 of the Bankruptcy Code and the orders of the Bankruptcy Court has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, does not result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

7.1.2. The execution, delivery and performance by Airways of the Slot/Gate Transaction Agreements to which Airways is or will be a party and the consummation by Airways of the transactions contemplated thereby are within the corporate powers of Airways and have been duly authorized by all necessary corporate and, if required, stockholder action of Airways. This Agreement has been duly authorized, executed and delivered by Airways and constitutes the legal, valid and binding obligation of Airways enforceable in accordance with its terms.

7.1.3. The execution, delivery and performance by Airways of the Slot/Gate Transaction Agreements to which Airways is or will be party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect (including without limitation, the Omnibus Order) and except (A) where failure to obtain such consent, approval, registration, filing or other action has not had a Material Adverse Effect, (B) the consent of the ATSB to the transactions contemplated by this Agreement, which has been obtained and is in full force and effect, (C) receipt of the ATSB Lien Release, which Airways represents and warrants has been obtained and is in full force and effect, (D) the filing of UCC financing statements (and continuation statements with respect thereto) pursuant to the Security Agreement and (E) the written approval of the FAA to the transfer of the Commuter Slots, (ii) does not violate any applicable Law or the charter, bylaws or other organizational documents of Airways or any order of any Governmental Authority, (iii) will not violate or result in a default under any Postpetition agreement or Postpetition loan agreement or any other Postpetition indebtedness agreement or instrument of indebtedness binding upon Airways or its assets except where such default or violation has not had a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien (other than the Lien of the Security Agreement and the Gates Option Agreement) on any assets or properties of Airways.

7.1.4. The performance of any action by Airways required or contemplated by this Agreement or any other Slot/Gate Agreement to which Airways is or will be a party is not restrained or enjoined by any order of the Bankruptcy Court or by any Governmental Authority (either temporarily, preliminarily or permanently).

7.1.5. Except for Seabury Aviation Advisors LLC and/or its Affiliates (“Seabury”), no Person has acted, directly or indirectly, as a broker, finder or financial advisor of Airways in connection with the Slot/Gate Transaction Agreements, and except for Seabury (whose fees and expenses shall not be the responsibility of Republic or any of its Affiliates), no Person acting for or on behalf of Airways is entitled to receive any broker’s, finder’s or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Airways with respect to the Slot/Gate Transaction Agreements.

7.1.6. Airways is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. Airways is a Certificated Air Carrier.

7.1.7. Schedule 1 sets forth a true and accurate list of the Commuter Slots. Immediately prior to Closing, Airways and each Holder Affiliate indicated on Schedule 1 is the FAA holder of record of each of the Commuter Slots set forth opposite its name on Schedule 1 pursuant to authority granted to it by the FAA under the Slot Regulations and has full right, title and interest in and to each of the Commuter Slots free and clear of all Liens and restrictions or limitations (other than those expressly set forth in such Subparts or by statute, Republic Liens, or Temporary Exchanges permitted by the Slot License Agreement). Schedule 2 hereto sets forth a true and accurate list of all Temporary Exchanges in effect immediately prior to Closing. Airways is utilizing each of the Commuter Slots in a manner consistent with all applicable laws governing Slots, including but not limited to the Use Provisions. The Commuter Slots come from Airways’ or the applicable Holder Affiliate’s “then-current FAA approved base” as required by 14 C.F.R. Section 93.221, are not international Slots, temporary Slots or Slots designated for essential air service as those terms are used in 14 C.F.R. Section 93.219.

7.1.8. Airways has not received any notice from any Governmental Authority and is not aware of any event or circumstance that would be likely to result in any Regulatory Impairment of all or any of the Commuter Slots.

7.2. Republic represents and warrants to Airways, each of which shall survive the execution and delivery of this Agreement, that:

7.2.1. Republic is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware.

7.2.2. The execution, delivery and performance by Republic of the Slot/Gate Transaction Agreements to which Republic is or will be a party and the consummation by Republic of the transactions contemplated thereby are within Republic’s corporate powers and have been duly authorized by all necessary corporate action of Republic. This Agreement has been duly authorized, executed and delivered by Republic and constitutes the legal, valid and binding obligation of Republic, enforceable in accordance with its terms.

7.2.3. The execution, delivery and performance by Republic of the Slot/Gate Transaction Agreements to which Republic is or will be party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and (ii) will not violate any applicable Law or the charter, bylaws or other organizational documents of Republic.

7.2.4. Other than Affiliates of Republic, no Person has acted directly or indirectly as a broker, finder or financial advisor of Republic in connection with the Slot/Gate Transaction Agreements, and other than fees that may be payable to Affiliates of Republic (whose fees and expenses shall not be the responsibility of Airways or any of its Affiliates), no Person acting for or on behalf of Republic is entitled to receive any broker’s, finder’s or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Republic with respect to the Slot/Gate Transaction Agreements.
8. Adjustment to Purchase Price. If prior to the Closing, any Commuter Slot is subject to Regulatory Impairment and Airways does not elect to replace such Slot with an Unrestricted Commuter Slot which in the reasonable determination of Republic is of substantially equivalent utility (including within substantially equivalent time period, with equal or higher level of weekly frequencies and with the right to transfer under 14 C.F.R. § 93.221), the Purchase Price shall be reduced by [*].

9. Tax Indemnification.

(a) Airways shall pay, and on demand shall indemnify, protect, defend and hold harmless Licensor from and against, all Taxes (other than Excluded Taxes as defined in Section 9(f) hereof) which are imposed upon or with respect to, or are required to be paid in connection with or as a result of, any of the payments or transactions or activities contemplated in the Slot/Gate Transaction Agreements (regardless of how or when such Taxes are imposed, whether imposed upon Republic, Airways, the Licensed Slots or otherwise), including, without limitation, Taxes imposed on or with respect to, or required to be paid in connection with or as a result of any of the following: (i) the Licensed Slots or any interest in any thereof, (ii) the purchase, acceptance, delivery, ownership, licensing, control, possession, use or operation of the Licensed Slots or (iii) any License Fees, receipts, gains, earnings, income, or other amounts paid or payable or received or receivable with respect to the Licensed Slots or the transactions contemplated in the Slot Transaction Agreements, or (iv) any of the Slot/Gate Transaction Agreements or any amendment or supplement thereto or the execution, delivery, filing, recording, performance or enforcement of any thereof.

(b) Payments; Tax Reports; Information.

(i) Airways shall pay each Indemnified Tax (as defined in clause (ii) below) in a timely and proper manner directly to the relevant Governmental Authority or taxing authority, to the extent that direct payment by Airways is permitted by applicable Law, and shall deliver to Republic the original (or a certified copy of) an official receipt for Airways’ payment of such Tax (if obtainable by Airways through the exercise of reasonable efforts) or such other documentary evidence of Airways’ payment of such Tax as is reasonably acceptable to Republic. If Airways fails to pay any Indemnified Tax when due to the relevant Governmental Authority or other taxing authority in the time and manner required by the applicable provisions of the Slot/Gate Transaction Agreements, Airways shall indemnify Republic for, in addition to the Indemnified Tax, any incremental taxes, interest or penalties that may become payable by Republic as a result of any such failure. Any additional amount payable by Airways directly to Republic pursuant to this Section 9 shall be paid together with the payment to which such additional amount relates. Any amount payable by Airways directly to Republic pursuant to this clause (b) shall be paid in immediately available funds within thirty (30) days after Airways
_____
* Confidential
receives Republic’s written demand therefor (which demand shall include or be accompanied by a description in reasonable detail of the Indemnified Tax and the calculation of the indemnity demanded), provided that Airways shall not be required to pay any Tax more than five (5) Business Days before the date on which payment of such Tax is due. In addition, if Republic receives a written invoice or other documentation from a Governmental Authority or other taxing authority requesting payment of an Indemnified Tax, Republic will send a copy of such document to Airways promptly after receipt thereof.

(ii) Reports. If any report, return, certification, statement or other document (a “Tax Document”) is required to be filed by Republic with respect to any Tax for which Airways is required to indemnify Republic pursuant to this Section 9 (an “Indemnified Tax”), Airways shall promptly notify Republic of such requirement and:

(A) if permitted by applicable Law, prepare and file such Tax Document in a timely and proper manner (except for any such Tax Document which Republic notifies Airways in writing that Republic intends to prepare, sign and file) and deliver a copy of such Tax Document to Republic, provided that Republic promptly delivers to Airways, at Airways timely written request and expense, such information within Republic’s reasonable control as Airways may reasonably request and as may be reasonably necessary for Airways to prepare such Tax Document; or

(B) Airways is not permitted by applicable Law to file such Tax Document, Airways shall prepare and deliver to Republic a proposed form of such Tax Document within a reasonable time prior to the time such Tax Document is required to be filed.

(iii) Information. Airways shall furnish to Republic, promptly after receipt of Republic’s written request therefor, such documents and other information as are maintained by Airways in the regular course of its business or required to be maintained by it pursuant to applicable Law as Republic may reasonably request to enable Republic to comply with its Tax reporting, payment, audit and litigation requirements relating to Republic’s participation in the transactions contemplated in the Slot/Gate Transaction Agreements. In addition, Republic shall furnish to Airways such information maintained in the regular course of its business or required to be maintained pursuant to applicable Law as is reasonably requested by Airways in writing and reasonably necessary to enable Airways to comply with its Tax reporting, payment, audit and litigation requirements relating to the transactions contemplated in the Slot/Gate Transaction Agreements.

(iv) Refunds. If and to the extent that Republic receives a refund (in cash, as an offset against any liability for any Tax, or otherwise) of any Indemnified Tax previously paid by Airways or for which Airways previously paid an indemnity or any additional amount to Republic pursuant to Sections 9 and 10 hereof (a “Refund”) or if Republic realizes a Tax Benefit that has not otherwise been taken into account in calculating the amount payable by Airways as a result of the payment of an Indemnified Tax, Republic shall pay to Airways, the amount of such Refund or Tax Benefit (together with any interest received or credited with respect thereto) minus the net amount of all Taxes payable by Republic with respect to the receipt or accrual of such Refund (net of all Tax Benefits not previously taken into account by Republic) with respect to claiming and obtaining such Refund, provided, however, that if a Material Breach with respect to Airways exists and is continuing, Republic may hold the amount then due to Airways under this Section 9 until such Material Breach ceases to exist, and provided, further, that in no event shall such payment (other than interest received or credited and net of any Taxes on such interest) exceed (i) the amount of all prior payments by Airways to Republic under Section 10 of the Slot Option Agreement or this Section 9 minus (ii) the amount of all prior payments by Republic pursuant to this Section 9, but any such excess shall be carried forward and applied as a credit to reduce any future indemnity liability of Airways under Sections 9 and 10. If Republic pays Airways any amount under this Section 9 and if and to the extent that it is subsequently determined by the taxing authority having jurisdiction that Republic was not entitled to the Refund for which Republic made such payment to Airways, such determination shall be treated as the imposition of a Tax for which Airways is obligated to indemnify Republic pursuant to the provisions of Section 9.

(c) Contest; Survival.

(i) Contest. If Republic receives a written notice from any Governmental Authority or taxing authority asserting a liability against Republic for any Tax for which Airways would be required by Section 9 to indemnify Republic (a “Tax Claim”), Republic shall give Airways written notice of such Tax Claim as soon as reasonably practicable, provided that any failure of Republic to give such notice or any delay by Republic in giving such notice shall not affect the obligations of Airways under this Section 9, except, and only to the extent, that Airways can demonstrate that the failure or delay in providing such notice was unreasonable and resulted in additional obligations for Airways in defending against any suit or proceeding relating to such matter. If Airways delivers to Republic within thirty (30) days after the date of receipt of Republic’s notice, a written request that Republic contest such Tax Claim (or, in the case of an Airways Controlled Contest, permit Airways to contest such Tax Claim) and if (and only so long as) the conditions described in Section 9(c)(ii) are satisfied, Republic shall, in good faith and at Airways’ expense, contest (or, in the case of an Airways Controlled Contest, permit Airways to contest if permitted by applicable Law) the validity, applicability or amount (as the case may be) of the Taxes that are the subject of such Tax Claim by (A) resisting payment thereof, (B) not paying such Taxes except under protest if protest is necessary and proper, or (C) if payment is made, using reasonable efforts to obtain a refund thereof in administrative and/or judicial proceedings permitted by applicable Law (including all appeals, other than an appeal or petition to the United States Supreme Court).

(ii) Conditions. Republic’s obligation under Section 9(c)(i) with respect to any Tax Claim is subject to the satisfaction of the following conditions at the time the contest is requested and at all times while the contest (if any) is continuing: (A) no Material Breach with respect to Airways shall have occurred and be continuing (unless Airways has provided to Republic security for its obligations hereunder that is reasonably satisfactory to Republic), (B) Republic shall have received (at Airways’ expense) from independent tax counsel selected by Airways and reasonably acceptable to Republic a written opinion that there is a Reasonable Basis (within the meaning of Formal Opinion 85-352 of the American Bar Association Standing Committee on Ethics and Professional Responsibility) for such contest, (C) Airways shall have agreed to pay, and shall be paying, on demand, all reasonable costs and expenses incurred by Republic in connection with the contest of such Tax Claim, (D) if the contest is to be conducted in a manner requiring payment of the Tax Claim, Airways shall have advanced to Republic, without interest, the amount of the Tax Claim and shall have agreed to indemnify Republic for any net adverse Tax consequences of such interest-free advance, (E) Airways shall have agreed in writing that the Taxes that are the subject of the Tax Claim are Indemnified Taxes, provided that Airways shall not be bound by such acknowledgement to the extent that the final determination of the Tax Claim articulates conclusions of law and fact that demonstrate that the Taxes that are the subject of the Tax Claim are Excluded Taxes, and (F) the action to be taken will not result in any risk of criminal penalty or any material risk of sale, forfeiture or loss of the Licensed Slots (unless Airways shall have provided security to Republic that is reasonably satisfactory to Republic).

(iii) Airways Controlled Contests. For the purposes of this Section 9, the term “Airways Controlled Contest” means a contest pursuant to this Section 9(c) involving only Indemnified Taxes, provided that (A) such contest may be conducted under applicable Law in the name of Airways, (B) no tax return of Republic will be held open with respect to which Republic may be considered to have an actual or potential liability for Taxes that are not Indemnified Taxes, and (C) Republic shall not then be contesting the same Tax in the same jurisdiction. Airways shall, at its expense, conduct and control any Airways Controlled Contest and, in the case of any contest involving a claim for one or more Indemnified Taxes and a claim for one or more Excluded Taxes, to conduct and control such contest to the extent that it relates to claims for Indemnified Taxes, but only to the extent that the contest of the claims for Indemnified Taxes may be and are severed from the contest of claims for Excluded Taxes (and Republic shall, at the request and expense of Airways, use reasonable efforts in good faith to obtain such severance), provided, however, that in no event shall Airways be permitted, or Republic be required, to take any action pursuant to this Section 9(c) unless (and only so long as) the conditions described in Section 9(c)(ii) are satisfied. With respect to any contest conducted by Airways, Airways shall retain control over such contest but shall consult in good faith with Republic and shall consider in good faith reasonable requests of Republic, including reasonable requests to participate in such contest.

(iv) Republic Controlled Contests. Republic shall, at the expense of Airways, conduct and control any contest (other than an Airways Controlled Contest) of a Tax Claim pursuant to this Section 9(c); provided, however, that in no event shall Republic be required to commence or continue any contest pursuant to this Section 9(c) unless (and only so long as) the conditions described in Section 9(c)(ii) are satisfied. With respect to any contest conducted by Republic, Republic shall have sole control over such contest (including choice of forum) but shall consult in good faith with Airways and shall consider in good faith reasonable requests of Airways, including reasonable requests to participate in such contest.

(v) Republic shall not settle or compromise any Tax Claim or contest proceeding or (except as permitted by Section 9(c)(i)) refrain from appealing any adverse determination with respect thereto without the prior written consent of Airways, provided that Republic may in its sole discretion unconditionally waive in writing its right to the indemnification provided for in Section 9, with respect to any Tax Claim and refrain from contesting, or continuing the contest of, such claim, in which event:

(A) Airways shall have no liability to Republic with respect to such Tax Claim (and, if the Indemnified Tax that is the subject of such Tax Claim is a recurring Tax, with respect to any corresponding claim with respect to any other taxable period if and to the extent that such failure to contest has a material adverse effect upon the contest of such corresponding claim), and

(B) Republic shall refund to Airways any amounts theretofore paid or advanced by Airways with respect to such Indemnified Tax, excluding all contest costs described in Section 9(c)(ii) above previously incurred, plus interest at the rate on refunds of the relevant Governmental Authority or taxing authority.

(vi) Upon a final determination of a contest pursuant to this Section 9(c):

(A) if the amount of the indemnity payable by Airways pursuant to this Section 9 with respect to the contested Tax Claim exceeds the amount (if any) advanced by Airways to Republic pursuant to Section 9(c)(ii)(D), Airways shall pay to Republic the amount of such excess not later than thirty (30) days after the day on which Airways receives Republic’s written demand for the indemnity payable by Airways after the date of such final determination; or

(B) if the amount (if any) of the advance made by Airways to Republic pursuant to Section 9(c)(ii)(D) exceeds the amount of the indemnity payable by Airways to Republic pursuant to this Section 9 with respect to the contested Tax Claim, Republic shall pay to Airways the amount of such excess not later than thirty (30) days after the date on which Republic receives Airways’ written demand therefor after the date of such final determination.

In addition, if Republic receives an award of attorney’s fees in a contest for which Airways has paid an allocable portion of the contest expenses, Republic shall pay to Airways that portion of the award that relates to the issues contested with respect to a Tax indemnified under this Section 9.

(d) Review by Independent Accountants. In the event that there is a dispute with respect to the calculation of any amount under Section 9, such dispute will be referred to an independent accountant jointly selected by Republic and Airways for determination. The determination of the independent accountant shall be final, binding and conclusive on Airways and Republic. Airways shall pay the fees and expenses of the accounting firm unless the accounting firm determines that [*].

(e) Change in Circumstances, Mitigation. If Airways incurs an indemnity liability under Section 9 or if it becomes reasonably foreseeable that Airways would (but for this Section 9(e) incur an indemnity liability under Section 9, then Airways and Republic shall consult in good faith with a view to restructuring the transactions contemplated in this Agreement and the other Slot/Gate Transaction Agreements so that the indemnity liability can be avoided or minimized, provided that Republic shall not have any obligation to take any action pursuant to this Section 9(e) which Republic would (but for this proviso) be required to take if
_____
* Confidential
Republic determines, in its good faith, that taking such action would result in a material risk that Republic or any of its Affiliates could incur a liability, cost or expense for which Airways is not required by any Slot/Gate Transaction Agreement to indemnify Republic, unless Airways shall have delivered to Republic a written undertaking to indemnify Republic and its Affiliates against such loss, cost or expense in a manner reasonably satisfactory to Republic.

(f) Definitions. For purposes of this Section 9 the terms indicated below shall have the meanings given to them below:

(i) “Excluded Tax” means, in respect of Republic, any of the following Taxes:

(A) any Tax imposed (by withholding or otherwise) on, or calculated by reference to, the gross or net income (including any minimum Tax, any accumulated earnings Tax or personal holding company Tax, or any value added or turnover tax imposed in direct substitution for an income Tax), profits (including any excess profits Tax), gains, gross or net receipts or assets, capital, or net worth, corporate franchise or conduct of business of Republic by any jurisdiction under the laws of which Republic or Related Indemnitee is incorporated or otherwise organized or in which Republic or Related Indemnitee is booking the transactions contemplated by the Slot/Gate Transaction Agreements or has an office or other fixed place of business or is engaged in business;

(B) any Tax which is imposed on or with respect to any event or period occurring after the return of the Licensed Slots to Republic pursuant to the terms of the Slot License Agreement or the termination of the Term or the discharge in full of Airways obligation to pay License Fees and other amounts due under the Slot/Gate Transaction Agreements, other than any Tax imposed on or with respect to any payment by Airways pursuant to the Slot/Gate Transaction Agreements or the performance of any other obligation of Airways pursuant to the Slot/Gate Transaction Agreements;

(C)  any Tax imposed by any Governmental Authority or taxing authority on or with respect to the sale, assignment, transfer or other disposition of all or any part of (i) Republic’s right, title and interest in the Licensed Slots or this Agreement, any other Slot/Gate Transaction Agreement or the income derived therefrom or (ii) Republic’s interest in itself, in each case other than any sale, assignment, transfer or other disposition that occurs in connection with (x) an exercise of remedies after the occurrence and during the continuance of a Material Breach in respect of Airways, or (y) a substitution or replacement of any Licensed Slot;

(D) any Tax caused by the gross negligence or willful misconduct of Republic or its Related Indemnitees or the breach by Republic or its Related Indemnitees of any representation, warranty or covenant given by it or to be performed by it under this Agreement or any Slot/Gate Transaction Agreement;

(E) in the case of a transferee of Republic, Taxes to the extent that the aggregate amount of such Taxes exceeds the aggregate amount of the Taxes that would have been imposed on or payable by Republic and for which Airways would have been required to indemnify Republic pursuant to Section 9 under applicable Laws in effect on the date of transfer;

(F) any Tax imposed on or payable by Republic to the extent caused by, and would not have been imposed but for, the existence of a Republic Lien;

(G) any Tax imposed on or payable by Republic to the extent caused by the failure of Republic or its Related Indemnitees to file when due a Tax Document (as defined in Section 9(b)(ii)) to which Section 9(b)(ii) applies, or to pay any Tax when due (if Republic is required to pay such Tax pursuant to the terms of the Slot/Gate Transaction Agreements), other than where any such failure arises as a result of any breach by Airways of any provision of, or the default by Airways in the performance of, its obligations under this Agreement or as a result of any Material Breach with respect to Airways occurring or otherwise arising as a result of the willful misconduct or gross negligence of Airways;

(H) any Tax to the extent such Tax is the result of, and would not have been incurred but for, any activities of Republic or its Related Indemnitee in the jurisdiction imposing such Tax that are unrelated to Republic’s dealings with Airways, unrelated to the transactions contemplated in the Slot/Gate Transaction Agreements and unrelated to the use of the Licensed Slots thereof by Airways or any of its Affiliates;

(I) any Tax to the extent such Tax is the result of, and would not have been incurred but for, an amendment to any Slot/Gate Transaction Agreement to which Airways is not a party unless such amendment (i) is made at Airways’ written request or with Airways written approval; (ii) is made while a Material Breach with respect to Airways exists; or (iii) is required by the terms of the Slot/Gate Transaction Agreements;

(J) any Tax imposed arising from a “prohibited transaction” under Section 406 of ERISA or Section 4977(c)(1) of the Code;

(K) any Tax to the extent that such Tax is imposed or increased as a result of the failure of Republic or its Related Indemnitee or any financing party to provide Airways any forms, certifications or other documents in conformity with the requirements of Section 9(c); or

(L) any Tax incurred or increased as a result of Republic or a Related Indemnitee not being a “United States person” within the meaning of Section 7701(a)(3) of the Code or as a result of Republic’s participation in the transactions contemplated by the Slot/Gate Transaction Agreements through any office, permanent establishment or other place of business located outside the United States; or
(M) any Tax which is the result of or attributable to the financing of Republic’s cost of acquiring, whether in whole or in part, the Commuter Slots or the Gates or any part thereof or any interest therein.

(ii) “Related Indemnitee” means an Affiliate of Republic.

(iii) “Tax Benefit” means any benefit with respect to Taxes (as a result of deductions, credits or other Tax benefits) which are actually realized by Republic or its Related Indemnitees and which are attributable to the incurrence or payment by Republic or its Related Indemnitees of any indemnified Losses or Taxes.

(f) Reimbursements by Republic. If for any reason Airways is required to make any payment with respect to Taxes (including, but not limited to, any withholding Taxes) imposed on or with respect to Republic in respect of the transactions contemplated by the Slot/Gate Transaction Agreements and such Taxes are not the responsibility of Airways under this Section 9, Republic shall pay to Airways an amount which equals the amount paid by Airways with respect to such Taxes plus interest at the [*] (the “Overdue Rate”), during the period commencing on the date Airways provides Republic written demand for payment of such amount pursuant to this Section 9 and the date Airways actually receives such payment.

10. Indemnification.

10.1. Indemnification of Republic. Airways agrees to indemnify, defend and hold harmless Republic and its Affiliates and each of their respective successors, assigns, agents, employees, managers, officers and directors (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees incurred in investigating or
_____
* Confidential
defending the same) (collectively, “Damages”) in any way relating to, based upon, or arising out of (a) the Commuter Slots or the Gates; (b) this Agreement or any other Slot/Gate Transaction Agreement; or (c) the breach of any representation or warranty of Airways contained herein or in any other Slot/Gate Transaction Agreement; provided, that, Airways shall not be required to indemnify any Indemnitee for any Damages to the extent attributable to one or more of the following: (1) any representation or warranty by such Indemnitee in the Slot/Gate Transaction Agreements being incorrect in any material respect; (2) the failure by such Indemnitee to perform or observe any agreement, covenant or condition in any of the Slot/Gate Transaction Agreements; (3) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee; (4) a disposition (voluntary or involuntary) by such Indemnitee of all or any part of such Indemnitee’s interest in the Commuter Slots, the Gates or the Slot/Gate Transaction Agreements; (5) any amount which constitutes a loss of future profits; (6) any Taxes; or (7) any Damages to the extent attributable to acts, omissions or events occurring with respect to the period (i) if the Repurchase Option is exercised, after termination of the Security Agreement in accordance with Section 6 thereof, and full and final compliance by Airways with all of the terms of the Slot/Gate Transaction Documents and performance by Airways of all its obligations under the Slot/Gate Transaction Documents and (ii) otherwise, after full and final compliance by Airways with all of the terms of the Slot License Agreement and performance by Airways of all of its obligations hereunder and under the Slot License Agreement.
10.2. Indemnification Procedure.
(a) Any Indemnitee (the “Indemnified Party”) seeking indemnification hereunder shall give to the party or parties obligated to provide indemnification to such Indemnified Party (the “Indemnitor”) a notice (“Claim Notice”) describing in reasonable detail the facts giving rise to its claim for indemnification hereunder, and shall include in such Claim Notice (if then known) the amount or method of computation of the amount of the claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed and delivered hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity against the Indemnified Party by a third Person, as to which indemnification will be sought, shall be given promptly after service of process in such action or suit is properly made on such Indemnified Party, and, provided, further, that failure of the Indemnified Party to give the Indemnitor prompt notice in respect of any such action or suit as provided herein shall not relieve the Indemnitor of its obligations hereunder, except to the extent such Indemnitor shall have been prejudiced by such failure.

(b) If no Material Breach with respect to Airways shall have occurred and be continuing, the Indemnitor shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Indemnified Party, (A) in any judicial or administrative proceeding that involves solely a claim for Damages subject to indemnification under this Section 10, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for Damages and other claims related or unrelated to the transactions contemplated by the Slot/Gate Transaction Agreements, to assume responsibility for and control of such claim for Damages subject to indemnification under this Section 10 to the extent that the same may be and is severed from such other claims (and such Indemnified Party shall use reasonable efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnified Party with respect to judicial proceedings subject to the control of such Indemnified Party and to be allowed, at the Indemnitor’s sole expense, to participate therein. Notwithstanding any of the foregoing to the contrary, the Indemnitor shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (i) if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien on, the Licensed Slots or any part thereof, unless in such an event the Indemnitor shall have posted a bond or other security satisfactory to the relevant Indemnified Parties in respect to such risk or (ii) if such proceedings could, in the reasonable judgment of the Indemnified Party, entail any risk of criminal liability. The Indemnified Party may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Indemnitor pursuant to the preceding provisions. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnitor agrees to indemnify the Indemnified Party from and against any loss or liability specified in such settlement or judgment. No Indemnitor shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject matter of such proceeding.
(c) With respect to any payment or indemnity made pursuant to this Section 10 (including payments or indemnities made pursuant to this sentence), such payment or indemnity shall include any amount necessary to hold the Indemnified Party harmless on an after-tax basis from all Taxes required to be paid by the Indemnified Party with respect to such payment or indemnity; provided, however, that if the Indemnified Party realizes a tax benefit by reason of such payment or indemnity, the Indemnified Party shall pay the Indemnitor an amount equal to the net value to the Indemnified Party of such tax benefit when, and to the extent, realized (such payments by the Indemnified Party not to exceed in the aggregate the amount of the related indemnity paid by the Indemnitor), but not before the Indemnitor shall have made all payments or indemnities to or on behalf of the Indemnified Party required pursuant to this Section 10; provided, further, however, that if the Indemnified Party loses such tax benefit subsequent to any payment to the Indemnitor with respect thereto, the Indemnitor shall indemnify the Indemnified Party with respect to such loss pursuant to the provisions of this Section 10.

If an Indemnified Party is not a party to this Agreement, the Indemnitor may require such Indemnified Party to agree in writing to the terms of this Section 10.2 prior to making any payment to such Indemnified Party under this Section 10.

11. No Waiver. The failure of a party to require performance of any provision of this Agreement shall in no way affect that party’s right thereafter to enforce such provision nor shall the waiver by a party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision. No investigation by a party hereto of any other party hereto prior to or after the date hereof shall stop or prevent the exercise of any right hereunder or be deemed to be a waiver of any such right.

12. Severability and Survival of Provisions. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The terms, conditions, rights and remedies set forth in Sections 9 and 10 shall survive the expiration or termination of this Agreement.

13. Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

14. Interpretive Provisions. Unless otherwise expressly provided, the following shall apply in interpreting the provisions of this Agreement:

(a) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, subsection, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) References to any Person shall include such Person’s successors and permitted assigns subject to any limitations provided for herein.

(d) References to agreements shall include such agreements as amended, modified or supplemented.

(e) References to any Law shall include such Law as amended, modified, supplemented, substituted, reissued or reenacted from time to time.

(f) The words “including”, “including, without limitation”, “including, but not limited to” and terms or phrases of similar import, with respect to any matter or thing, mean including without limitation such matter or thing.

(g) Headings used in this Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, as follows:

If to Airways, to:

US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia 22227
Attention: General Counsel
Telecopy No. 703-872-5936

With a copy to:

Arnold & Porter LLP
555 Twelfth Street, N.W.
Washington, D.C. 20004
Attention: Brian Leitch, Esq.
Telecopier No. 202-942-5999

With a copy to:

Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle St., Suite 2400
Chicago, IL 60601
Attention: Joshua D. Gentner, Esq.
Telecopier: (312) 609-5005

If to Republic, to:

Republic Airways Holdings Inc.
8909 Purdue Avenue
Suite 300
Indianapolis, Indiana 46268
Attention: Chief Executive Officer
Telecopier: (317) 484-6060

With a copy to:

Wexford Capital LLC
411 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Arthur Amron, Vice President and General Counsel
Telecopier: 203 862 7312

and
Hogan & Hartson L.L.P.
555 13th Street, N.W.
Washington, D.C. 20004
Attention: Robert E. Cohn, Esq.
Telecopier: (202) 637 5910
16. Entire Agreement; Amendment. This Agreement and the Slot/Gate Transaction Agreements set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may only be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

17. Survival. All representations, warranties, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Agreement or any other Slot/Gate Transaction Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing regardless of any investigation made by the other party or on behalf of the other party.
18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.
19. Governing Law. To the extent not governed by the Bankruptcy Code, this Agreement shall be governed by, and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between Airways and Republic shall be the Bankruptcy Court, or if such court will not hear any such suit, the U.S. District Court for the Southern District of New York, and, the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 15 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the Law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by Law, that final and non-appealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. THE PARTIES AGREE TO WAIVE ANY AND ALL RIGHTS THAT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO DISPUTES ARISING OUT OF THIS AGREEMENT.
20. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, Airways’ and Republic’s successors and assigns. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other party hereto, provided that (i) Republic shall be permitted to assign all or any portion of its rights and obligations hereunder to any of its wholly owned Subsidiaries so long as such Subsidiaries are Certificated Air Carriers (if required in connection with the rights or obligations being assigned) and capable of performing each of Republic’s obligations and agreements proposed to be assigned, without any other party’s consent, provided that Republic shall remain obligated hereunder, and (ii) Republic may also sell and license back and/or grant a security interest in all or any part of its interest in the Licensed Slots, this Agreement or any other Slot Transaction Agreement in accordance with Section 21 below.
21. Republic Financing Right. Republic may at any time, with not less than ten (10) Business Days’ notice to Airways, sell and license back all or any part of its interest in the Commuter Slots and/or grant a security interest in all or any part of its interest in the Commuter Slots, this Agreement or any other Slot Transaction Agreement to a third party (such third party, including any successors and assigns, an “Assignee” and such sale and/or grant, an “Assignment”) provided that as (i) such Assignment does not violate the Securities Act or any other law, as the case may be, and does not require Airways to be an “issuer” of Securities registered under the Securities Act, (ii) Assignee shall provide a covenant of quiet enjoyment in writing to Airways substantially similar to Section 11 of the Slot License Agreement, (iii) Republic shall pay all reasonable and documented out-of-pocket expense of Airways in connection with such grant and transfer or “back-leveraging” and (iv) except as specifically provided above, as of the date of such Assignment, and after giving effect thereto, none of the obligations and liabilities of Airways in the use and operation of the Commuter Slots or under or in respect of the Slot License Agreement or any other Slot Transaction Agreement shall be increased or altered and none of the rights and benefits of Airways in respect thereof shall be diminished, as a result of any such Assignment. If so directed in writing, Airways shall pay all License Fees and all other sums that become due under this Agreement and the Slot Transaction Agreements directly to Assignee or any other party designated in writing by Republic or such Assignee. Airways acknowledges that Republic’s right to enter into an Assignment is essential to Republic and, accordingly, upon the request of Republic or any Assignee, Airways also agrees (i) to promptly execute and deliver to Republic or to such Assignee an acknowledgment of the Assignment in form and substance satisfactory to the requesting party and such other documents and assurances reasonably requested by Republic or Assignee and (ii) to comply with all other reasonable requirements of any such Assignee in connection with any such Assignment; provided, that such documents, assurances and actions are in a form and of a nature reasonably acceptable to Airways. At Republic’s request, Assignee shall be added as an Indemnitee under the indemnities set forth in Section 10 hereof.

22. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that the provisions of Sections 9 and 10 shall inure to the benefit of and be enforceable by the Indemnitees.

23. Confidentiality. Each party shall use all reasonable efforts to keep the terms of the Slot/Gate Transaction Agreements and the transactions contemplated thereby strictly confidential; provided, however, that a party may disclose the terms of the Slot/Transaction Agreements and the transactions contemplated thereby if required to do so:

(a) for the purpose of legal proceedings, administrative or regulatory requirements or as otherwise required by law;

(b) to effect any registrations, notices, filings or recordation required by or pursuant to any of the Slot/Gate Transaction Agreements; or

(c) for the purpose of disclosure to its auditors or to its legal or other professional advisers.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date first set forth above.

Airways:

US AIRWAYS, INC.

By: /s/ Stephen L. Morrell
Name: Stephen L. Morrell
Title: VP - Finance and Treasurer

Republic:

REPUBLIC AIRWAYS HOLDINGS, INC.

By: /s/ Bryan Bedford
Name: Bryan Bedford
Title:  President

Exhibit A

DEED OF CONVEYANCE AND ASSIGNMENT

OF SLOTS

FOR VALUE RECEIVED, the undersigned, [Name of Holder] (“Holder”), on behalf of itself and for its successors and assigns, does hereby assign, transfer and convey to Republic Airways Holdings Inc. (“Republic”) all of the right, title, interests and privileges of Holder in and to the Commuter Slots (as defined in the Slot Option Agreement), set forth on Schedule 1 attached hereto (the “Transferred Slots”).

This Deed of Conveyance is an absolute and complete conveyance of all of Holder’s right, title, interests and privileges in the Transferred Slots pursuant to that certain Slot Option Agreement dated as of September 22, 2005, by and between US Airways, Inc. (“Airways”) and Republic (the “Slot Option Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Slot Option Agreement.

Holder hereby represents and warrants to Republic:

1. This Deed of Conveyance has been duly authorized, executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder enforceable in accordance with its terms.

2. Schedule 1 hereto sets forth a true and accurate list of the Commuter Slots held by Holder. Immediately prior to Closing, Holder is the FAA holder of record of each of the Commuter Slots set forth on Schedule 1 hereto pursuant to authority granted to it by the FAA under the Slot Regulations and has full right, title and interest in and to each of such Commuter Slots free and clear of all Liens and restrictions or limitations (other than those expressly set forth in such Subparts or by statute, Republic Liens, or Temporary Exchanges permitted by the Slot License Agreement). Schedule 2 to the Agreement sets forth a true and accurate list of all Temporary Exchanges in effect immediately prior to Closing. Holder is utilizing each of the Commuter Slots in a manner consistent with all applicable laws governing Slots, including but not limited to the Use Provisions. The Commuter Slots listed on Schedule 1 hereto come from Holder’s “then-current FAA approved base” as required by 14 C.F.R. Section 93.221, are not international Slots, temporary Slots or Slots designated for essential air service as those terms are used in 14 C.F.R. Section 93.219.

3. Holder has not received any notice from any Governmental Authority and is not aware of any event or circumstance that would be likely to result in any Regulatory Impairment of all or any of the Commuter Slots listed on Schedule 1 hereto.

The representations and warranties made herein by Holder expressly survive the Closing and the delivery of the Deed of Conveyance.

IN WITNESS WHEREOF, the undersigned, by and through its duly undersigned authorized officer, does hereby execute this DEED OF CONVEYANCE as of this    day of    , 2005.

[Name of Holder]

By:
Name:
Title:

Before me personally appeared this day
_______________ as _______________
of ____________________________
who in my presence did execute
this Agreement and acknowledged
that they executed this Agreement for
the purpose stated herein as an act
and deed of said company.

Acknowledged and Agreed to as of
this __ day of   , 2005

Republic Airways Holdings, Inc.

By:
Name:
Title:

EXHIBIT B

Trust Security Agreement

SCHEDULE 1

[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
_____
* Confidential

Schedule 1 -

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
_____
* Confidential

Schedule 1 -

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]

_____
* Confidential

Schedule 1 -

[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]

_____
* Confidential

Schedule 1 -

SCHEDULE 2

[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
_____
* Confidential

Schedule 1 -

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]
_____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
_____
* Confidential

Schedule 1 -

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
_____
* Confidential

Schedule 1 -

[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]
_____
* Confidential

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]

[*]

_____
* Confidential

EXHIBIT C

CONSENT AND SUBORDINATION

Reference is made to that certain Slot Option Agreement (the “Slot Option Agreement”) dated as of September 22, 2005, between Republic Airways Holdings Inc. (“Republic”) and US Airways, Inc. (“Airways”) and the Slot License Agreement (the “Slot License Agreement”) dated as of September 22, 2005, between Republic and Airways (capitalized terms used herein will have the meaning ascribed thereto in the Slot License Agreement). In order to induce Republic to consummate the transactions under the Slot Option Agreement, the undersigned (“Airline”), on behalf of itself and for its successors and assigns, does hereby agree for the benefit of Republic:

1. To the extent that Airline has rights as an operator of the Licensed Slots and any rights under any Exchange or other agreement relating to the Licensed Slots, any and all of its rights to the Licensed Slots are subject and subordinate in any and all respects to Republic’s rights under the Slot License Agreement and the other Slot/Gate Transaction Agreements and the terms and conditions of the Slot License Agreement and the other Slot/Gate Transaction Agreements. [This paragraph not applicable to Airways’ Consent and Subordination.]

2. At any time during the continuance of a Material Breach with respect to Airways under the Slot License Agreement, Republic shall have the right to terminate any and all rights of Airline in and to the Licensed Slots, and Airline hereby irrevocably consents to any such termination and the transfer of such rights to Republic or its designee free and clear of any rights or interest of Airline.

3. Airline hereby irrevocably appoints Republic as attorney-in-fact of Airline, with full authority in the place and stead of Airline and in the name of Airline or otherwise, from time to time in Republic’s discretion after the occurrence and during the continuance of a Material Breach with respect to Airways under the Slot License Agreement, to take any action and to execute any instrument that Republic may deem necessary or advisable to accomplish the purposes of the Slot License Agreement, including without limitation:

(a) to enforce compliance with the obligations of Airline and the rights of Republic hereunder; and

(b) to execute and deliver, on behalf of Airline, any documents that Republic deems necessary or advisable to transfer any and all interest that Airline may have in the Licensed Slots to Republic or its designee and to make such filings at the FAA in the name of Airline in connection with any such transfer including but not limited to written evidence of Airline’s consent to the transfer.

4. For all purposes of this Consent and Subordination, Airline agrees to be subject to Section 20 of the Slot License Agreement which is hereby incorporated herein by reference.

5. Republic agrees that so long as no Material Breach with respect to Airways shall have occurred and be continuing, neither Republic nor any Person lawfully claiming through Republic will interfere with Airline’s use and quiet enjoyment of the Licensed Slots.

Airline represents and warrants to Republic that this Consent and Subordination has been duly executed and delivered on behalf of Airline and constitutes a valid and binding obligation of Airline, enforceable against Airline in accordance with its terms.

Republic represents and warrants to Airline that this Consent and Subordination has been duly executed and delivered on behalf of Republic and constitutes a valid and binding obligation of Republic, enforceable against Republic in accordance with its terms.

IN WITNESS WHEREOF, the undersigned, by and through its duly undersigned authorized officer, does hereby execute this CONSENT AND SUBORDINATION as of this ___________ day of _________, 2005.

[Name of Airline]

By:
Name:
Title:

REPUBLIC AIRWAYS HOLDINGS INC.

By:
Name:
Title: